UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2002

COLLECTIBLE CONCEPTS GROUP, INC.

 (Exact name of registrant as specified in its charter)

Delaware                                                   000-30703                                            95-4026880

(State or other jurisdiction of                     (Commission File Number)          (I.R.S. Employer Identification No.)

incorporation or organization)

1600 Lower State Road

Doylestown, PA 18901

 (Address of principal executive office, including zip code)

(215) 491-1075

(Telephone number, including area code)

Item 4.

Changes In Registrant’s Certifying Accountant

On December 18, 2002, Collectible Concepts Group, Inc. (the “Company”) dismissed its independent public accountants, WithumSmith+Brown (the “Former Accountants”). The decision to change accountants was recommended and approved by the Company’s Board of Directors.

The Former Accountants were appointed by the Company effective July 5, 2001, to conduct an audit for the fiscal year ending February 28, 2001 and review the Company’s quarterly financials for the quarters ended May 31, 2001 and August 31, 2001.  This appointment was disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 12, 2001.

For the fiscal year ended February 28, 2001 and for the period since February 28, 2001 through the date of the Former Accountants’ dismissal, there have been no disagreements with the Former Accountants on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Former Accountants’ report on the financial statements for the fiscal year ended February 28, 2001 contained a qualification about the Company’s ability to continue as a going concern.  Except for the foregoing going concern qualification, the Former Accountants’ report on the financial statements for the fiscal year ended February 28, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The letter from the Former Accountants to the Securities and Exchange Commission stating that they are in agreement with the statements contained in this Form 8-K is attached hereto as Exhibit 16.1.

Effective December 18, 2002, the Company engaged Weinberg & Company, P.A., of Boca Raton, Florida, (the “New Accountants”), as its independent public accountants for the fiscal year ended February 28, 2002 and the quarters ended May 31, 2002, August 31, 2002 and November 30, 2002.  During the two most recent completed fiscal years and the subsequent interim period prior to engaging the New Accountants, neither the Company (nor anyone on behalf of the Company) consulted the New Accountants regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage the New Accountants as the Company’s independent public accountants.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits

(a)

Financial Statements – None

(b)

Pro Forma Financial Information – None

(c)

Exhibits

16.1

Letter from WithumSmith+Brown

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collectible Concepts Group, Inc.

Dated: December 19, 2002

By: /s/ PHILIP A. VERRUTO

Philip A. Verruto

Chief Executive Officer

#